UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2022

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2022, the Board of Directors (the “Board”) of Dyne Therapeutics, Inc. (the “Company”), upon recommendation from the Nominating and Corporate Governance Committee of the Board, elected Carlo Incerti, M.D. as a Class I director to serve on the Board until the Company’s 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Dr. Incerti has not been appointed to serve on any committees of the Board. The Board has determined that Dr. Incerti is an “independent” director under the Nasdaq Stock Market rules.

Dr. Incerti shall be entitled to receive compensation under the Company’s non-employee director compensation program. In accordance with this program, upon his election to the Board, Dr. Incerti received, under the Company’s 2020 Stock Incentive Plan, an option to purchase 39,139 shares of the Company’s common stock at an exercise price equal to $8.69 per share, the closing price of the Company’s common stock on the date of grant, which option will vest and become exercisable in equal monthly installments over the next three years, subject to his continued service. In the event of a change in control of the Company, the vesting schedule of the option will accelerate in full. In addition, Dr. Incerti will receive annual cash compensation of $35,000 as a member of the Board, annual equity grants in accordance with the director compensation program and reimbursement for reasonable travel and out-of-pocket expenses incurred in connection with attending Board meetings.

There are no arrangements or understandings between Dr. Incerti and any other persons pursuant to which he was elected as a director. Dr. Incerti does not have any family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Dr. Incerti and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. Incerti will enter into the Company’s standard form of indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on August 25, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: March 3, 2022	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	President and Chief Executive Officer

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